EX-99.B-77Q1(a) (d)

                      WADDELL & REED ADVISORS FUNDS, INC.

SUB-ITEM 77Q1       Exhibits

(a) and (d)

                    Articles Supplementary filed by EDGAR on April 27, 2000, as Exhibit EX-99.B(a)ufartsup to 1940 Act Amendment No. 32 to the Registration Statement on Form N-1A (incorporated by reference herein).